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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 20, 1997

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                           RIVER OAKS FURNITURE, INC.
             (Exact Name of Registrant as Specified in Its Charter)


  MISSISSIPPI                       0-22188                       64-0749510
(State or Other               (Commission File                 (I.R.S. Employer
Jurisdiction of                     Number)                     Identification
Incorporation)                                                      Number)


             3350 MCCULLOUGH BLVD.
             BELDEN, MISSISSIPPI                                   38826
      (Address of Principal Executive Offices)                   (Zip Code)

                                  601-891-4550
              (Registrant's Telephone Number, including Area Code)

                                 NOT APPLICABLE
                                  (Former Name)



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           THIS CURRENT REPORT ON FORM 8-K CONTAINS FORWARD-LOOKING STATEMENTS.
FORWARD-LOOKING STATEMENTS MAY BE SIGNIFICANTLY AFFECTED BY CERTAIN RISKS AND UNCERTAINTIES DESCRIBED IN THE COMPANY'S QUARTERLY AND ANNUAL REPORTS FILED
WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH ARE INCORPORATED HEREIN BY REFERENCE (COMMISSION FILE NO. 0-22188).

ITEM 5.  OTHER EVENTS.

           As previously reported, following the Company's discovery that certain of the Company's accounts were out of balance, the Board of Directors of the Company, together with its outside legal counsel and BDO Seidman, LLP ("BDO"), undertook a comprehensive analysis of certain of the Company's accounts and its accounting reconciliation procedures for the fiscal year ended December 31, 1996, and prior fiscal years. Also as previously reported, by letter dated June 5, 1997, BDO resigned as the Company's independent certified public accountants, and on June 10, 1997, the Company retained Horne CPA Group, PA ("Horne") as the Company's independent certified public accountants. Since its engagement, Horne has been working with the Company to audit the Company's financial statements.

           As previously reported, the Company has not filed with the Securities and Exchange Commission or with The Nasdaq National Market, Inc. (the "Nasdaq National Market") the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 1996 or its Quarterly Report on Form 10-Q for the period ended March 31, 1997. In addition, the Company has not filed its Quarterly Report on Form 10-Q for the period ended June 30, 1997. The Company is, therefore, in violation of the requirements of the Securities Exchange
Act of 1934, as amended, and the listing requirements of the Nasdaq National Market. Due to these failures, and due to the inability of the Company to make available its audited financial statements, The Nasdaq Stock Market, Inc. informed the Company by letter dated August 20, 1997 that it had determined to delist the Company's common stock from The Nasdaq Stock Market effective with the close of business on August 20, 1997. A copy of such letter is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

           The Company currently believes that the ongoing audit work of Horne will be completed within the next few weeks. Upon the completion of such work, the Company will make its financial statements available, will complete all required filings with applicable regulatory agencies, and will seek the relisting of the Company's common stock. No assurance can be given, however, regarding when the audited financial statements of the Company will become available or that the Company will successfully obtain the relisting of its shares of common stock.

           On August 6, 1997, the Company filed a complaint against BDO alleging, among other things, professional malpractice, negligence, breach of contract and breach of professional responsibilities and fiduciary duties. The Company is seeking actual damages in the amount of $30,000,000, together with punitive damages, from BDO. No assurance can be given that the Company will prevail on any of these allegations or that it will ultimately recover any damages, actual or punitive, from BDO.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)   Exhibits.

         Exhibit No.
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            99.1     Letter dated August 20, 1997 from The Nasdaq Stock
                     Market, Inc. to Johnny Walker.




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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                RIVER OAKS FURNITURE, INC.



                                By: /s/ Stephen L. Simons
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                                    Stephen L. Simons
                                    Chairman of the Board and Chief Executive
                                    Officer




Date:  August 28, 1997





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